SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 10, 2011

Multi-Color Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Ohio	0-16148	31-1125853
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

4053 Clough Woods Dr., Batavia, Ohio	45103
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

Registrant’s telephone number, including area code	513/381-1480

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders was held on August 10, 2011. At the meeting, the shareholders voted on the following items:

Proposal No. 1: Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Robert R. Buck	10,276,396	123,308	867,787
Charles B. Connolly	10,080,251	319,453	867,787
Lorrence T. Kellar	9,999,158	400,546	867,787
Roger A. Keller	10,083,408	316,296	867,787
Thomas M. Mohr	10,276,498	123,206	867,787
Nigel A. Vinecombe	10,115,930	283,774	867,787

Proposal No. 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

Shareholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2012 based on the following votes:

Votes For	11,007,961
Votes Against	258,824
Abstentions	706
Broker Non-Votes	0

Proposal No. 3: Advisory (Non-Binding) Vote on Executive Compensation

Shareholders recommended, on an advisory basis, the compensation of the Company’s named executive officers as set forth in the Company’s proxy statement for its 2011 Annual Meeting of Shareholders pursuant to SEC compensation disclosure rules by the following vote:

Votes For	10,311,574
Votes Against	50,548
Abstentions	37,582
Broker Non-Votes	867,787

Proposal No. 4: Advisory (Non-Binding) Vote on the Future Frequency of Executive Compensation

Shareholders recommended, on an advisory basis, that the Company conduct future shareholder advisory votes on named executive compensation on an annual basis, by the following vote:

1 Year	9,854,013
2 Years	6,633
3 Years	504,810
Abstentions	34,248
Broker Non-Votes	867,787

The Board of Directors has considered the shareholder vote regarding the frequency of the shareholder advisory votes on named executive officer compensation and determined that it will hold an advisory vote annually on its named executive officer compensation.

Item 8.01	Other Events

Multi-Color Corporation (NASDAQ:LABL) announced on August 10, 2011 that its Board of Directors declared the Company's quarterly cash dividend for the second quarter of fiscal year 2012. The dividend is a payment of five cents per common share, payable September 1, 2011, to shareholders of record at the close of business on August 24, 2011.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description of Exhibit

99.1	Press Release dated August 10, 2011, publicly announcing the actions reported therein.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTI-COLOR CORPORATION

By:	/s/ Sharon E. Birkett
Name:	Sharon E. Birkett
Title:	Vice President, Chief Financial and Accounting Officer, Secretary
Date:	August 11, 2011